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                         [FORM OF FACE OF CERTIFICATE]



              Organized Under the Laws of the State of South Dakota


                                                           CLASS A CAPITAL UNITS

A-

                            SOYBEAN PROCESSORS, LLC

   THIS CERTIFIES THAT______________________________________ IS THE OWNER AND
  REGISTERED HOLDER OF___________________________________ CLASS A CAPITAL UNITS

                           in Soybean Processors, LLC

TRANSFERABLE ONLY ON THE BOOKS OF THE LIMITED LIABILITY COMPANY BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

              IN WITNESS WHEREOF, THE SAID LIMITED LIABILITY COMPANY HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS THIS DAY OF , 200__.


   ___________________________                   ___________________________
           SECRETARY                                      PRESIDENT


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                        [FORM OF REVERSE OF CERTIFICATE]

           The sale and transfer of the Capital Units represented by this Certificate are restricted by, and subject to, the provisions of the Operating Agreement of Soybean Processors, LLC. The Operating Agreement provides, among other things, that no sale, assignment, transfer, gift, exchange or other disposition of these Capital Units is valid except as specifically provided for in the Operating Agreement. Copies of the Operating Agreement and instructions for transfer, sale or other disposition of these Capital Units are available for inspection at the Company's principal office.

FOR VALUE RECEIVED __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO ___________
_______________________________________________________________________________
_____________ CAPITAL UNITS REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ________________________________ ATTORNEY TO TRANSFER THE SAID CAPITAL UNITS ON THE BOOKS OF THE WITHIN NAMED LIMITED LIABILITY COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED         ____________________, 20_____

IN PRESENCE OF ___________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.